                                                                    Exhibit 10.1



                          [Letterhead of Ernst & Young]


ABN AMRO Holding N.V.
Attn Mr. H. van Duijn
HQ 1210
Gustav Mahlerlaan 10
1082 PP AMSTERDAM




Amsterdam, April 9, 2002


Subject:  LETTER OF CONSENT ABN AMRO HOLDING N.V.


Dear Sir,

Enclosed please find our manually signed consent relating to the incorporation by reference of our Auditors' Report dated March 22, 2002, with respect to the consolidated financial statements of ABN AMRO Holding N.V., The Netherlands for the year ended December 31, 2001, included in the Form 20-F, dated April 9, 2002, filed with the Securities and Exchange Commission.

Yours faithfully,
for Ernst & Young Accountants



  /s/ P. Laan                            /s/ C. B. Boogart
------------------                     ---------------------
P. Laan                                C.B. Boogaart

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following documents of our report dated March 22, 2002, with respect to the consolidated financial statements of ABN AMRO Holding N.V., The Netherlands for the year ended December 31, 2001, included in this Form 20-F, dated April 9, 2002.

o Registration Statement (Form F-3 No. 333-49198) of ABN AMRO Bank N.V., pertaining to the issuance of up to USD 500,000,000 aggregate principal amount of debt securities, dated November 22, 2000;
o Registration Statement (Form S-8 No. 333-81400) of ABN AMRO Holding N.V., pertaining to the ABN AMRO WCS Holding Company 401(k) Savings Plan dated January 25, 2002;
o Registration Statement (Form S-8 No. 333-84044) of ABN AMRO Holding N.V., pertaining to the ABN AMRO Key Employee Equity Programme with Co-Investment Plan and ABN AMRO Incorporated US Retention Plan dated February 28, 2002.


Amsterdam, The Netherlands
April 9, 2002


/s/ Ernst & Young
-------------------------
Ernst & Young Accountants




                                      -2-